Exhibit 99.2

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 3 months ending June 30, 2009 and 2008

	2nd Quarter
(in thousands, except per share data)	2009	2008	Change
Operating Revenues
Oil and gas operations	$198,537	$231,780	$(33,243)
Natural gas distribution	107,683	109,486	(1,803)

Total operating revenues	306,220	341,266	(35,046)

Operating Expenses
Cost of gas	50,837	55,869	(5,032)
Operations and maintenance	88,500	93,427	(4,927)
Depreciation, depletion and amortization	56,407	44,114	12,293
Taxes, other than income taxes	15,168	29,868	(14,700)
Accretion expense	1,163	1,055	108

Total operating expenses	212,075	224,333	(12,258)

Operating Income	94,145	116,933	(22,788)

Other Income (Expense)
Interest expense	(9,788)	(10,258)	470
Other income	2,817	486	2,331
Other expense	(170)	(452)	282

Total other expense	(7,141)	(10,224)	3,083

Income Before Income Taxes	87,004	106,709	(19,705)
Income tax expense	32,003	39,831	(7,828)

Net Income	$55,001	$66,878	$(11,877)

Diluted Earnings Per Average Common Share	$0.76	$0.93	$(0.17)

Basic Earnings Per Average Common Share	$0.77	$0.93	$(0.16)

Diluted Avg. Common Shares Outstanding	71,904	72,055	(151)

Basic Avg. Common Shares Outstanding	71,644	71,585	59

Dividends Per Common Share	$0.125	$0.12	$0.005

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 6 months ending June 30, 2009 and 2008

	Year-to-date
(in thousands, except per share data)	2009	2008	Change
Operating Revenues
Oil and gas operations	$387,657	$456,675	$(69,018)
Natural gas distribution	402,669	406,237	(3,568)

Total operating revenues	790,326	862,912	(72,586)

Operating Expenses
Cost of gas	202,906	217,258	(14,352)
Operations and maintenance	176,887	179,979	(3,092)
Depreciation, depletion and amortization	110,985	86,530	24,455
Taxes, other than income taxes	41,628	64,773	(23,145)
Accretion expense	2,299	2,100	199

Total operating expenses	534,705	550,640	(15,935)

Operating Income	255,621	312,272	(56,651)

Other Income (Expense)
Interest expense	(19,569)	(21,380)	1,811
Other income	1,522	730	792
Other expense	(360)	(1,048)	688

Total other expense	(18,407)	(21,698)	3,291

Income Before Income Taxes	237,214	290,574	(53,360)
Income tax expense	86,631	107,008	(20,377)

Net Income	$150,583	$183,566	$(32,983)

Diluted Earnings Per Average Common Share	$2.09	$2.55	$(0.46)

Basic Earnings Per Average Common Share	$2.10	$2.56	$(0.46)

Diluted Avg. Common Shares Outstanding	71,888	72,054	(166)

Basic Avg. Common Shares Outstanding	71,642	71,611	31

Dividends Per Common Share	$0.25	$0.24	$0.01

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

For the 12 months ending June 30, 2009 and 2008

	Trailing 12 Months
(in thousands, except per share data)	2009	2008	Change
Operating Revenues
Oil and gas operations	$845,114	$884,878	$(39,764)
Natural gas distribution	651,210	605,511	45,699

Total operating revenues	1,496,324	1,490,389	5,935

Operating Expenses
Cost of gas	337,422	314,191	23,231
Operations and maintenance	351,668	347,268	4,400
Depreciation, depletion and amortization	212,868	171,180	41,688
Taxes, other than income taxes	84,460	108,422	(23,962)
Accretion expense	4,489	4,127	362

Total operating expenses	990,907	945,188	45,719

Operating Income	505,417	545,201	(39,784)

Other Income (Expense)
Interest expense	(40,168)	(44,243)	4,075
Other income	2,675	1,887	788
Other expense	(6,326)	(1,625)	(4,701)

Total other expense	(43,819)	(43,981)	162

Income from Continuing Operations Before Income Taxes	461,598	501,220	(39,622)
Income tax expense	172,666	180,226	(7,560)

Income from Continuing Operations	288,932	320,994	(32,062)

Discontinued Operations, Net of Taxes
Income from discontinued operations	—	2	(2)
Gain on disposal of discontinued operations	—	18	(18)

Income from Discontinued Operations	—	20	(20)

Net Income	$288,932	$321,014	$(32,082)

Diluted Earnings Per Average Common Share
Continuing operations	$4.02	$4.46	$(0.44)
Discontinued operations	—	—	—

Net Income	$4.02	$4.46	$(0.44)

Basic Earnings Per Average Common Share
Continuing operations	$4.03	$4.48	$(0.45)
Discontinued operations	—	—	—

Net Income	$4.03	$4.48	$(0.45)

Diluted Avg. Common Shares Outstanding	71,961	72,044	(83)

Basic Avg. Common Shares Outstanding	71,641	71,641	—

Dividends Per Common Share	$0.49	$0.47	$0.02

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 3 months ending June 30, 2009 and 2008

	2nd Quarter
(in thousands, except sales price data)	2009	2008	Change
Oil and Gas Operations
Operating revenues
Natural gas	$112,822	$135,216	$(22,394)
Oil	66,620	74,928	(8,308)
Natural gas liquids	16,194	20,065	(3,871)
Other	2,901	1,571	1,330

Total	$198,537	$231,780	$(33,243)

Production volumes
Natural gas (MMcf)	18,001	16,396	1,605
Oil (MBbl)	1,113	1,006	107
Natural gas liquids (MMgal)	18.4	18.1	0.30
Total production volumes (MMcfe)	27,314	25,022	2,292
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$6.27	$8.25	$(1.98)
Oil (barrel)	$59.85	$74.51	$(14.66)
Natural gas liquids (gallon)	$0.88	$1.11	$(0.23)
Other data
Lease operating expense (LOE)
LOE and other	$43,371	$41,602	$1,769
Production taxes	7,269	21,553	(14,284)

Total	$50,640	$63,155	$(12,515)

Depreciation, depletion and amortization	$43,753	$31,995	$11,758
General and administrative expense	$11,428	$13,528	$(2,100)
Capital expenditures	$241,213	$98,513	$142,700
Exploration expenditures	$104	$2,960	$(2,856)
Operating income	$91,449	$119,087	$(27,638)

Natural Gas Distribution
Operating revenues
Residential	$64,764	$63,711	$1,053
Commercial and industrial	29,918	31,378	(1,460)
Transportation	12,209	11,506	703
Other	792	2,891	(2,099)

Total	$107,683	$109,486	$(1,803)

Gas delivery volumes (MMcf)
Residential	3,095	3,211	(116)
Commercial and industrial	1,810	1,983	(173)
Transportation	8,302	11,264	(2,962)

Total	13,207	16,458	(3,251)

Other data
Depreciation and amortization	$12,654	$12,119	$535
Capital expenditures	$19,864	$15,926	$3,938
Operating income	$3,242	$(1,472)	$4,714

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 6 months ending June 30, 2009 and 2008

	Year-to-date
(in thousands, except sales price data)	2009	2008	Change
Oil and Gas Operations
Operating revenues
Natural gas	$228,457	$266,170	$(37,713)
Oil	124,362	139,027	(14,665)
Natural gas liquids	30,716	37,511	(6,795)
Other	4,122	13,967	(9,845)

Total	$387,657	$456,675	$(69,018)

Production volumes
Natural gas (MMcf)	35,651	32,823	2,828
Oil (MBbl)	2,203	1,950	253
Natural gas liquids (MMgal)	35.9	34.9	1.00
Total production volumes (MMcfe)	54,006	49,505	4,501
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$6.41	$8.11	$(1.70)
Oil (barrel)	$56.44	$71.31	$(14.87)
Natural gas liquids (gallon)	$0.85	$1.08	$(0.23)
Other data
Lease operating expense (LOE)
LOE and other	$89,243	$84,737	$4,506
Production taxes	15,110	38,129	(23,019)

Total	$104,353	$122,866	$(18,513)

Depreciation, depletion and amortization	$85,716	$62,391	$23,325
General and administrative expense	$22,440	$25,427	$(2,987)
Capital expenditures	$315,828	$172,910	$142,918
Exploration expenditures	$254	$3,309	$(3,055)
Operating income	$172,595	$240,582	$(67,987)

Natural Gas Distribution
Operating revenues
Residential	$269,292	$263,286	$6,006
Commercial and industrial	105,294	108,883	(3,589)
Transportation	27,225	27,009	216
Other	858	7,059	(6,201)

Total	$402,669	$406,237	$(3,568)

Gas delivery volumes (MMcf)
Residential	14,286	14,742	(456)
Commercial and industrial	6,378	6,959	(581)
Transportation	19,271	25,561	(6,290)

Total	39,935	47,262	(7,327)

Other data
Depreciation and amortization	$25,269	$24,139	$1,130
Capital expenditures	$35,974	$28,996	$6,978
Operating income	$84,081	$73,016	$11,065

SELECTED BUSINESS SEGMENT DATA (UNAUDITED)

For the 12 months ending June 30, 2009 and 2008

	Trailing 12 Months
(in thousands, except sales price data)	2009	2008	Change
Oil and Gas Operations
Operating revenues from continuing operations
Natural gas	$498,570	$517,639	$(19,069)
Oil	278,243	275,825	2,418
Natural gas liquids	61,421	74,544	(13,123)
Other	6,880	16,870	(9,990)

Total	$845,114	$884,878	$(39,764)

Production volumes from continuing operations
Natural gas (MMcf)	70,401	65,886	4,515
Oil (MBbl)	4,367	3,956	411
Natural gas liquids (MMgal)	71.8	74.1	(2.30)
Production volumes from continuing ops. (MMcfe)	106,855	100,206	6,649
Total production volumes (MMcfe)	106,855	100,206	6,649
Revenue per unit of production including effects of all derivative instruments
Natural gas (Mcf)	$7.08	$7.86	$(0.78)
Oil (barrel)	$63.71	$69.73	$(6.02)
Natural gas liquids (gallon)	$0.86	$1.01	$(0.15)
Other data from continuing operations
Lease operating expense (LOE)
LOE and other	$178,633	$158,487	$20,146
Production taxes	39,533	66,327	(26,794)

Total	$218,166	$224,814	$(6,648)

Depreciation, depletion and amortization	$162,864	$123,159	$39,705
General and administrative expense	$38,753	$51,474	$(12,721)
Capital expenditures	$592,489	$391,868	$200,621
Exploration expenditures	$6,241	$5,928	$313
Operating income	$414,601	$475,376	$(60,775)

Natural Gas Distribution
Operating revenues
Residential	$414,286	$380,951	$33,335
Commercial and industrial	174,130	164,892	9,238
Transportation	51,332	50,330	1,002
Other	11,462	9,338	2,124

Total	$651,210	$605,511	$45,699

Gas delivery volumes (MMcf)
Residential	21,176	20,641	535
Commercial and industrial	10,353	10,699	(346)
Transportation	40,499	51,391	(10,892)

Total	72,028	82,731	(10,703)

Other data
Depreciation and amortization	$50,004	$48,021	$1,983
Capital expenditures	$70,298	$56,285	$14,013
Operating income	$93,021	$72,351	$20,670